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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2016 through June 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                         Pioneer AMT-Free
                         Municipal Fund

--------------------------------------------------------------------------------
                         Semiannual Report | June 30, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PBMFX
                         Class C     MNBCX
                         Class Y     PBYMX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          30

Notes to Financial Statements                                                 37

Trustees, Officers and Service Providers                                      44

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
June 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 3

Portfolio Management Discussion | 6/30/16

In the following interview, David Eurkus, lead portfolio manager of Pioneer AMT-Free Municipal Fund, discusses the investment environment for municipal bonds during the six-month period ended June 30, 2016, the Fund's investment strategies, its performance during the period, and his outlook for the municipal bond market. Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer, manages the Fund along with Jonathan Chirunga, a vice president and a portfolio manager at Pioneer.

Q     How did the Fund perform during the six-month period ended June 30, 2016?

A Pioneer AMT-Free Municipal Fund's Class A shares returned 5.42% at net asset value during the six-month period ended June 30, 2016, while the Fund's benchmark, the Barclays Municipal Bond Index (the Barclays Index), returned 4.33%. During the same period, the average return of the 275 mutual funds in Lipper's General & Insured Municipal Debt Funds Category was 4.33%, and the average return of the 207 mutual funds in Morningstar's Municipal National Long Funds Category was 4.53%.

Q How would you describe the investment environment for tax-exempt bonds during the six-month period ended June 30, 2016?

A Following the Federal Reserve's (the Fed's) initial move to normalize short-term interest rates at the end of 2015, the 2016 calendar year began with both geopolitical and market turmoil, highlighted by news of additional weakness in the Chinese economy and continued declines in commodity prices. Markets then recovered in mid-February and continued to rally through the end of March, closing the first calendar quarter of the year relatively unchanged. At the end of March, Fed Chair Janet Yellen indicated that the Fed would be cautious regarding future rate increases; however, US gross domestic product (GDP) growth for the first quarter was weak, and though GDP improved in the second quarter, overall domestic economic activity for the six-month period was tepid. Following the late-June referendum in the United Kingdom (UK) that resulted in a vote in favor of the UK's leaving the European Union ("Brexit"), global equity markets sold off sharply and there was a massive flight to quality by investors into US Treasuries and other fixed-income issues. The sell-off proved temporary, however, and markets regained just about all of their post-Brexit losses by the end of the period.

4 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

      Over the full six-month period, medium- and longer-term rates declined significantly, and municipal bond prices staged a strong rally. Demand for tax-exempt bonds from traditional buyers, banks, property/casualty companies, taxable bond funds, and even international investors was sustained and strong throughout the period, as has generally been the case since September 2015. Municipals continued to provide attractive tax-equivalent yields, and outperformed Treasuries during the period. In addition, tax-exempt bonds benefited from a supply/demand imbalance, as bond issuance was moderate during a time featuring significant demand from investors.

Q How did you manage the Fund's portfolio in that environment during the six-month period ended June 30, 2016?

A During the period, we did not deviate from our principal investment strategy for the Fund, which is to purchase and hold discounted longer-term municipal bonds. We believe those investments offer the highest yields in the tax-exempt marketplace. We also believe that over the long term, our broadly diversified* investment approach across a wide range of municipal bond sectors will enable the Fund to outperform its benchmark, the Barclays Index, and its municipal bond fund peers. We continued to invest with a strong portfolio focus on sectors that are vital to the regional and national economies, sectors that include health care/hospitals, transportation, public and private education, and power/energy.

      During the six-month period, we maintained our emphasis on overall portfolio quality. As of June 30, 2016, nearly 28% of the bonds in the Fund's portfolio were rated "AAA" or the equivalent, while better than 70% were rated "A" or higher.

Q What were the most significant contributors to and detractors from the Fund's performance relative to the Barclays Index during the six-month period ended June 30, 2016?

A During the six-month period, the Fund's investments in Massachusetts education bonds, health care bonds issued in California, and Virginia tobacco settlement bonds were among the holdings that contributed the most to benchmark-relative performance.

      Detractors from the Fund's benchmark-relative results, to a small degree, included high-yield general obligation bonds from the Commonwealth of Puerto Rico that we had purchased at a discount during the period.

* Diversification does not assure a profit nor protect against loss.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 5

Q The Fund's distributions to shareholders gradually declined over the six-month period ended June 30, 2016. What factors accounted for the decline?

A The period featured strong demand for municipal investments, and so the Fund continued to receive a significant amount of new cash on a weekly basis - at a time of very low short-term rates. For safety reasons, we elected to invest some of the new money in a combination of short-term investments until the municipal new-issue calendar provided us with opportunities to invest the cash longer term. That action caused a slight decline in monthly distributions to shareholders during the six-month period, but we believe that our cautious approach to investing is a solid approach over the longer term.

Q     What is your outlook?

A We believe that with the global economic environment still uncertain in light of Brexit, stresses within the Italian banking system, political unrest in Middle Eastern countries such as Turkey, and reduced economic growth in Asia, longer-term interest rates should remain fairly stable. In light of the fact that shorter-term bond yields in several countries are currently negative, we could see additional decreases in US medium- and longer-term rates as investors search for yield. In addition, despite the fact that the US labor market is nearing full employment, international pressures should prevent inflation from becoming a concern in the intermediate term. We also do not anticipate short-term rate increases from the Fed any time soon.

      We continue to be encouraged by the recent reductions in supply and increases in demand within the municipal bond market, as well as by recent yield declines. We look forward to a relatively stable and positive environment for tax-exempt securities. Municipal bonds continue to look attractive on a tax-adjusted basis versus their taxable counterparts, with more and more investors choosing tax-exempt municipals.

      As of June 30, 2016, the Fund's portfolio is heavily concentrated in states with impressive growth and diverse economic bases, such as California, Washington State, and Massachusetts. Conversely, we continue to have concerns about the effects of unfunded pension liabilities on certain tax-exempt issuers such as the state of Illinois, the city of Chicago, and the city of Detroit. (The Fund has no holdings in bonds issued by those entities.)

      We are currently maintaining the Fund's duration stance at approximately one year longer than that of the benchmark Barclays Index. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We plan to continue to hold select, longer-term tax-exempt

6 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 bonds in the portfolio that we believe have the strongest opportunity to perform well over time. We will also continue to monitor the Fund's investments to ensure their integrity and quality, and the timely payment of principal and interest. As noted earlier, the portfolio remains broadly diversified, with the vast majority of holdings allocated to bonds with dedicated revenue streams (which we also continue to monitor).

      We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate, long-term investors seeking high income that is free from Federal taxes.

Please refer to the Schedule of Investments on pages 15-29 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 7

Portfolio Summary | 6/30/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         20.7%
Education                                                                  18.2%
Health                                                                     12.9%
Special Revenues                                                           11.0%
Insured                                                                     9.0%
Transportation                                                              6.4%
Various Revenues                                                            6.2%
Pollution Control Revenue                                                   4.0%
Power                                                                       3.9%
Water & Sewer                                                               3.8%
Escrowed                                                                    3.0%
Housing                                                                     0.9%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Massachusetts Health & Educational Facilities Authority, Massachusetts
    Institute of Technology -Series K, 5.5%, 7/1/32                              2.02%
--------------------------------------------------------------------------------------
 2. Tobacco Settlement Financing Corp. Virginia, 5.0%, 6/1/47                    1.32
--------------------------------------------------------------------------------------
 3. Golden State Tobacco Securitization Corp., 5.125%, 6/1/47                    1.20
--------------------------------------------------------------------------------------
 4. Dallas Area Rapid Transit, 5.0%, 12/1/33                                     1.19
--------------------------------------------------------------------------------------
 5. University of Virginia, 4.0%, 4/1/45                                         1.10
--------------------------------------------------------------------------------------
 6. State of Washington, 5.0%, 7/1/30                                            1.04
--------------------------------------------------------------------------------------
 7. Texas Private Activity Bond Surface Transportation Corp., Sr Lien-LBJ
    Infrastructure, 7.0%, 6/30/40                                                1.00
--------------------------------------------------------------------------------------
 8. District of Columbia Tobacco Settlement Financing Corp., 6/15/46             1.00
--------------------------------------------------------------------------------------
 9. Forsyth County Water & Sewerage Authority, 5.0%, 4/1/41                      0.99
--------------------------------------------------------------------------------------
10. Massachusetts Development Finance Agency, Partners Healthcare Systems,
    5.0%, 7/1/31                                                                 0.99
--------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

Prices and Distributions | 6/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      6/30/16                       12/31/15
--------------------------------------------------------------------------------
          A                         $15.16                         $14.60
--------------------------------------------------------------------------------
          C                         $15.04                         $14.48
--------------------------------------------------------------------------------
          Y                         $15.12                         $14.56
--------------------------------------------------------------------------------

Distributions per Share: 1/1/16 - 6/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.2250              $   --              $    --
--------------------------------------------------------------------------------
          C              $0.1683              $   --              $    --
--------------------------------------------------------------------------------
          Y              $0.2427              $   --              $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 9

Performance Update | 6/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                     Net       Public
                     Asset     Offering  Barclays
                     Value     Price     Municipal
Period               (NAV)     (POP)     Bond Index
--------------------------------------------------------------------------------
10 years              5.55%    5.07%     5.13%
5 years               7.32     6.33      5.33
1 year               10.23     5.27      7.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                     Gross     Net
--------------------------------------------------------------------------------
                     0.83%     0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer AMT-Free Municipal Fund    Barclays Municipal Bond Index
6/06           $ 9,550                            $10,000
6/07           $ 9,992                            $10,469
6/08           $10,089                            $10,808
6/09           $ 9,796                            $11,216
6/10           $11,196                            $12,294
6/11           $11,517                            $12,721
6/12           $13,117                            $13,981
6/13           $13,259                            $14,014
6/14           $14,307                            $14,875
6/15           $14,871                            $15,321
6/16           $16,392                            $16,493

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

Performance Update | 6/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                                    Barclays
              If       If           Municipal
Period        Held     Redeemed     Bond Index
--------------------------------------------------------------------------------
10 Years     4.73%     4.73%        5.13%
5 Years      6.51      6.51         5.33
1 Year       9.47      9.47         7.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer AMT-Free Municipal Fund    Barclays Municipal Bond Index
6/06           $10,000                            $10,000
6/07           $10,384                            $10,469
6/08           $10,404                            $10,808
6/09           $10,014                            $11,216
6/10           $11,351                            $12,294
6/11           $11,585                            $12,721
6/12           $13,094                            $13,981
6/13           $13,134                            $14,014
6/14           $14,068                            $14,875
6/15           $14,504                            $15,321
6/16           $15,878                            $16,493

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 11

Performance Update | 6/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                    Net
                    Asset      Barclays
                    Value      Municipal
Period              (NAV)      Bond Index
--------------------------------------------------------------------------------
10 Years             5.81%     5.13%
5 Years              7.58      5.33
1 Year              10.54      7.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                    Gross      Net
--------------------------------------------------------------------------------
                    0.64%      0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer AMT-Free Municipal Fund    Barclays Municipal Bond Index
6/06            $5,000,000                         $5,000,000
6/07            $5,239,381                         $5,234,745
6/08            $5,305,039                         $5,404,006
6/09            $5,163,401                         $5,607,976
6/10            $5,911,845                         $6,147,030
6/11            $6,102,157                         $6,360,662
6/12            $6,964,807                         $6,990,396
6/13            $7,053,620                         $7,006,857
6/14            $7,626,664                         $7,437,342
6/15            $7,954,430                         $7,660,422
6/16            $8,792,647                         $8,246,640

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on November 10, 2006, reflects the NAV performance of Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance of Class Y shares for periods prior to the inception of Class Y shares on November 10, 2006, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from January 1, 2016 through June 30, 2016.

---------------------------------------------------------------------------------
Share Class                             A                 C                 Y
---------------------------------------------------------------------------------
Beginning Account                   $1,000.00         $1,000.00         $1,000.00
Value on 1/1/16
---------------------------------------------------------------------------------
Ending Account                      $1,054.20         $1,050.60         $1,055.60
Value on 6/30/16
---------------------------------------------------------------------------------
Expenses Paid                       $    4.14         $    7.95         $    2.81
During Period*
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.56% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2016 through June 30, 2016.

---------------------------------------------------------------------------------
Share Class                             A                 C                 Y
---------------------------------------------------------------------------------
Beginning Account                   $1,000.00         $1,000.00         $1,000.00
Value on 1/1/16
---------------------------------------------------------------------------------
Ending Account                      $1,020.84         $1,017.11         $1,022.13
Value on 6/30/16
---------------------------------------------------------------------------------
Expenses Paid                       $    4.07         $    7.82         $    2.77
During Period*
---------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.56% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

Schedule of Investments | 6/30/16 (unaudited)

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 0.3%
                             DIVERSIFIED FINANCIALS -- 0.3%
                             Other Diversified Financial Services -- 0.3%
   3,140,000                 U.S. Treasury Bills, 7/14/16 (c)                            $       3,139,859
                                                                                         -----------------
                             Total Diversified Financials                                $       3,139,859
----------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS
                             (Cost $3,139,750)                                           $       3,139,859
----------------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 98.0% (e)
                             Arizona -- 1.9%
   5,145,000                 Arizona Health Facilities Authority, Banner Health-
                             Series D, 5.5%, 1/1/38                                      $       5,505,510
  10,000,000                 City of Mesa Arizona Utility System Revenue,
                             3.25%, 7/1/29                                                      10,766,700
   5,000,000                 City of Phoenix Arizona, 4.0%, 7/1/21 (f)                           5,724,900
   1,000,000                 Maricopa County Pollution Control Corp., Southern
                             California Ed Co-A, 5.0%, 6/1/35                                    1,132,560
      19,000                 The Industrial Development Authority of the County
                             of Pima, Ariz Charter Schools Project-Series C,
                             6.75%, 7/1/31                                                          19,172
     500,000                 The Industrial Development Authority of the County
                             of Pima, Paradise Ed Center Project, 6.1%, 6/1/45                     525,685
                                                                                         -----------------
                                                                                         $      23,674,527
----------------------------------------------------------------------------------------------------------
                             California -- 8.8%
  10,000,000                 Alameda Corridor Transportation Authority,
                             10/1/31 (NATL Insured) (c)                                  $       6,397,500
   2,260,000                 Anaheim Public Financing Authority, 9/1/22
                             (AGM Insured) (c)                                                   2,009,908
  12,595,000                 Anaheim Public Financing Authority, 9/1/36
                             (AGM Insured) (c)                                                   6,534,538
  20,000,000                 California County Tobacco Securitization Agency,
                             Cap Apprec., Stanislaus-Sub A, 6/1/46 (c)                           2,820,800
   3,115,000                 California County Tobacco Securitization Agency,
                             Cap Apprec-Asset-Backed-Gold Country, 6/1/33 (c)                    1,180,523
   6,400,000                 California Educational Facilities Authority, Stanford
                             University, Series U6, 5.0%, 5/1/45                                 9,830,720
   2,345,000                 California Municipal Finance Authority,
                             5.25%, 2/1/37                                                       2,393,166
   1,655,000                 California Municipal Finance Authority, 5.25%,
                             2/1/37 (Pre-Refunded)                                               1,699,337
   3,575,000                 California Statewide Communities Development
                             Authority, 6.0%, 8/15/42                                            4,345,663
   4,000,000                 California Statewide Communities Development
                             Authority, Insured-Enloe Medical Center, 5.75%,
                             8/15/38 (CAMTG INS Insured)                                         4,433,640

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 15

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             California -- (continued)
  10,000,000                 California Statewide Communities Development
                             Authority, Insured-St Joseph-B, 5.75%, 7/1/47
                             (FGIC Insured)                                              $      10,974,200
   5,000,000                 City of San Francisco California Public Utilities
                             Commission Water Revenue, 4.0%, 11/1/33                             5,701,800
   7,000,000                 City of San Francisco California Public Utilities
                             Commission Water Revenue, 4.0%, 11/1/34                             7,946,470
     270,000                 Franklin-Mckinley School District, 6.0%, 7/1/16
                             (AGM Insured) (f)                                                     270,040
   2,100,000                 Fresno Joint Powers Financing Authority, Exhibit
                             Hall Expansion Project, 4.75%, 9/1/28
                             (AMBAC Insured)                                                     2,101,050
  15,000,000                 Golden State Tobacco Securitization Corp.,
                             5.125%, 6/1/47                                                     15,009,000
   3,000,000                 Long Beach Bond Finance Authority, 5.5%, 11/15/37                   4,142,130
   2,180,000                 Pomona Unified School District, 6.55%, 8/1/29
                             (NATL Insured) (f)                                                  3,005,762
   3,000,000                 Rialto Redevelopment Agency, 6.25%, 9/1/37                          3,347,220
   1,500,000                 San Jose Evergreen Community College District,
                             5.0%, 8/1/41 (f)                                                    1,800,720
   1,500,000                 Santa Cruz County Redevelopment Agency, 6.625%,
                             9/1/29 (Pre-Refunded)                                               1,776,855
   1,405,000                 Santa Maria Joint Union High School District,
                             Cap-Aprec. Election 2004, 8/1/27 (NATL
                             Insured) (c) (f)                                                    1,056,377
   3,750,000                 Tobacco Securitization Authority of Southern
                             California, 5.0%, 6/1/37                                            3,750,188
   1,125,000                 Tobacco Securitization Authority of Southern
                             California, 5.125%, 6/1/46                                          1,125,045
   6,895,000                 Yuba Community College District, 3.0%, 8/1/32 (f)                   7,125,845
                                                                                         -----------------
                                                                                         $     110,778,497
----------------------------------------------------------------------------------------------------------
                             Colorado -- 0.8%
   2,750,000          5.25   Colorado Health Facilities Authority, Adventist
                             Health/Sunbelt-D, Floating Rate Note, 11/15/35              $       2,796,860
   2,500,000                 Regional Transportation District, Denver Trans.
                             Partners, 6.0%, 1/15/26                                             2,919,225
   1,250,000                 Regional Transportation District, Denver Trans.
                             Partners, 6.0%, 1/15/34                                             1,456,412
   1,000,000                 Regional Transportation District, Denver Trans.
                             Partners, 6.0%, 1/15/41                                             1,163,010
   2,000,000                 Regional Transportation District, Denver Trans.
                             Partners, 6.5%, 1/15/30                                             2,374,280
                                                                                         -----------------
                                                                                         $      10,709,787
----------------------------------------------------------------------------------------------------------
                             Connecticut -- 0.3%
   3,000,000                 The Metropolitan District, 3.0%, 3/1/29 (f)                 $       3,233,700
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Delaware -- 0.4%
   5,000,000                 Delaware State Economic Development
                             Authority, Exempt Facility-Indian River Power,
                             5.375%, 10/1/45                                             $       5,497,850
----------------------------------------------------------------------------------------------------------
                             District of Columbia -- 2.4%
  95,000,000                 District of Columbia Tobacco Settlement
                             Financing Corp., 6/15/46 (c)                                $      12,412,700
  10,000,000                 District of Columbia Tobacco Settlement
                             Financing Corp., 6.75%, 5/15/40                                    10,052,800
   7,950,000                 District of Columbia, Deed Tax-Housing
                             Production Tr Fd-Series A, 4.25%, 6/1/37
                             (NATL Insured)                                                      8,058,836
                                                                                         -----------------
                                                                                         $      30,524,336
----------------------------------------------------------------------------------------------------------
                             Florida -- 4.4%
     445,000                 County of Madison Florida, First Mortgage-Twin
                             Oaks Project-Series A, 6.0%, 7/1/25                         $         266,875
   5,000,000                 County of Miami-Dade Florida Aviation Revenue,
                             5.5%, 10/1/41                                                       5,634,600
   3,500,000                 County of Orange Florida Water Utility System
                             Revenue, 3.0%, 10/1/32                                              3,621,765
   5,645,000                 County of Orange Florida Water Utility System
                             Revenue, 3.0%, 10/1/34                                              5,765,182
   3,000,000                 Escambia County Health Facilities Authority,
                             Baptist hospital Inc Project-A, 6.0%, 8/15/36                       3,465,060
   1,390,000                 Florida Development Finance Corp., Renaissance
                             Charter school-A, 6.0%, 9/15/30                                     1,478,877
   5,000,000                 Florida's Turnpike Enterprise, Dept
                             Transportation-Series A, 4.0%, 7/1/30                               5,692,500
   3,400,000                 St. Johns County Industrial Development
                             Authority, Presbyterian Retirement-Series A,
                             6.0%, 8/1/45                                                        3,939,682
  10,000,000                 State of Florida, 3.0%, 6/1/29 (f)                                 10,639,600
   8,000,000                 State of Florida, 3.0%, 6/1/30 (f)                                  8,426,960
   5,430,000                 State of Florida, 5.0%, 6/1/27 (f)                                  7,113,246
                                                                                         -----------------
                                                                                         $      56,044,347
----------------------------------------------------------------------------------------------------------
                             Georgia -- 3.3%
   5,000,000          0.39   Athens-Clarke County Unified Government
                             Development Authority, Floating Rate Note, 8/1/33           $       5,000,000
   5,750,000                 Burke County Development Authority, Oglethorpe
                             Power Corp Vogtle-E, 7.0%, 1/1/23                                   6,246,110
 10,000,000                  Forsyth County Water & Sewerage Authority,
                             5.0%, 4/1/41                                                       12,388,500
   2,000,000          2.00   Monroe County Development Authority, GA Power
                             Co. Plant-Scherer, Floating Rate Note, 7/1/25                       2,047,620
   5,000,000                 Municipal Electric Authority of Georgia,
                             5.0%, 1/1/28                                                        6,426,950
   2,750,000                 Private Colleges & Universities Authority, Emory
                             University-Series A, 5.0%, 10/1/43                                  3,316,692

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 17

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Georgia -- (continued)
   5,000,000                 State of Georgia, 4.0%, 10/1/22 (f)                         $       5,877,900
                                                                                         -----------------
                                                                                         $      41,303,772
----------------------------------------------------------------------------------------------------------
                             Idaho -- 0.6%
   7,000,000                 State of Idaho, 2.0%, 6/30/17 (f)                           $       7,091,560
----------------------------------------------------------------------------------------------------------
                             Illinois -- 2.1%
   1,000,000                 Illinois Finance Authority, American Water Capital
                             Corp. Project, 5.25%, 5/1/40                                $       1,105,370
   5,000,000                 Illinois Finance Authority, Centegra Health System,
                             Series A, 5.0%, 9/1/42                                              5,754,750
   5,000,000                 Illinois Finance Authority, Roosevelt University
                             Project, 6.5%, 4/1/39                                               5,559,550
   4,000,000                 Illinois Finance Authority, Silver Cross Hospital &
                             Medical Centers, 5.5%, 8/15/30                                      4,267,320
   5,000,000                 Metropolitan Pier & Exposition Authority,
                             McCormick Pl Convention, 7.0%, 7/1/26
                             (Pre-Refunded)                                                      6,664,150
   3,000,000                 Railsplitter Tobacco Settlement Authority,
                             6.0%, 6/1/28                                                        3,617,820
                                                                                         -----------------
                                                                                         $      26,968,960
----------------------------------------------------------------------------------------------------------
                             Indiana -- 0.5%
   2,000,000                 Indiana Bond Bank, Special Prog-Hendricks
                             Regional Health-A, 5.5%, 2/1/29 (MORAL
                             OBLIG Insured)                                              $       2,221,520
   3,000,000                 Indiana University, 4.0%, 6/1/42                                    3,380,730
     310,000                 Indianapolis Local Public Improvement Bond
                             Bank, 6.0%, 1/10/20                                                   335,851
                                                                                         -----------------
                                                                                         $       5,938,101
----------------------------------------------------------------------------------------------------------
                             Louisiana -- 1.9%
   6,000,000                 Jefferson Parish Hospital Service District No. 2,
                             East Jefferson General Hospital, 6.375%, 7/1/41             $       6,830,820
     245,000                 Louisiana Local Government Environmental
                             Facilities & Community Development Authority,
                             Capital Projects & Equipment Acquisition,
                             5.25%, 12/1/18 (AMBAC Insured)                                        254,401
   7,250,000                 Louisiana Public Facilities Authority,
                             5.5%, 5/15/47                                                       7,515,930
   2,750,000                 Louisiana Public Facilities Authority, 5.5%,
                             5/15/47 (Pre-Refunded)                                              2,868,470
     400,000                 Louisiana State Citizens Property Insurance
                             Corp., 5.0%, 6/1/24                                                   477,968
     500,000                 Louisiana State Citizens Property Insurance
                             Corp., 5.0%, 6/1/24 (AGM Insured)                                     598,580
   5,160,000                 Parish of St. John the Baptist Louisiana,
                             5.125%, 6/1/37                                                      5,289,052
                                                                                         -----------------
                                                                                         $      23,835,221
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Maine -- 1.0%
   4,500,000                 Maine Health & Higher Educational Facilities
                             Authority, Maine General Medical Center,
                             6.75%, 7/1/36                                               $       5,165,865
   3,040,000                 Maine Health & Higher Educational Facilities
                             Authority, Maine General Medical Center,
                             6.95%, 7/1/41                                                       3,515,395
   2,745,000                 University of Maine, 5.0%, 3/1/25 (AGM Insured)                     3,498,118
                                                                                         -----------------
                                                                                         $      12,179,378
----------------------------------------------------------------------------------------------------------
                             Maryland -- 4.4%
   3,000,000                 County of Frederick Maryland, Mount St Mary
                             University, 5.625%, 9/1/38                                  $       3,005,760
     400,000                 Maryland Economic Development Corp., 5.0%,
                             Sr Lien-Chesapeake Bay -- Series A, 12/1/16 (d)                       239,804
     900,000                 Maryland Economic Development Corp., 5.0%,
                             Sr Lien-Chesapeake Bay -- Series B, 12/1/16 (d)                       539,559
   2,000,000                 Maryland Economic Development Corp.,
                             Potomac, 6.2%, 9/1/22                                               2,273,160
   6,250,000                 Maryland Health & Higher Educational Facilities
                             Authority, Ascension Health-Series B,
                             5.0%, 11/15/51                                                      7,200,812
   6,350,000                 State of Maryland, 3.0%, 3/1/30 (f)                                 6,787,642
   3,500,000                 State of Maryland, 4.5%, 8/1/19 (f)                                 3,907,960
  10,000,000                 State of Maryland, 5.0%, 3/1/21 (f)                                11,882,500
   5,175,000                 Washington Suburban Sanitary Commission,
                             3.0%, 6/1/35 (f)                                                    5,428,886
   5,180,000                 Washington Suburban Sanitary Commission,
                             3.0%, 6/1/37 (f)                                                    5,369,277
   3,880,000                 Washington Suburban Sanitary Commission,
                             4.0%, 6/1/43 (f)                                                    4,375,980
   3,735,000                 Washington Suburban Sanitary Commission,
                             4.0%, 6/1/44 (f)                                                    4,209,532
                                                                                         -----------------
                                                                                         $      55,220,872
----------------------------------------------------------------------------------------------------------
                             Massachusetts -- 17.0%
   5,075,000                 City of Cambridge Massachusetts, 3.0%, 2/15/35 (f)          $       5,373,461
   2,720,000                 City of Cambridge Massachusetts, 4.0%, 2/15/25 (f)                  3,332,272
   1,375,000                 City of Cambridge Massachusetts,
                             4.0%, 2/15/26 (f)                                                   1,702,498
   6,400,000          0.98   Commonwealth of Massachusetts, Floating
                             Rate Note, 11/1/25 (f)                                              6,284,160
   1,300,000                 Concord & Carlisle Regional School District
                             Massachusetts, 3.0%, 3/15/29 (f)                                    1,407,731
   1,300,000                 Concord & Carlisle Regional School District
                             Massachusetts, 3.0%, 3/15/31 (f)                                    1,390,493
   1,300,000                 Concord & Carlisle Regional School District
                             Massachusetts, 3.0%, 3/15/33 (f)                                    1,376,011

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 19

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Massachusetts -- (continued)
   5,000,000                 Massachusetts Department of Transportation,
                             1/1/28 (NATL Insured) (c)                                   $       4,059,400
   4,000,000                 Massachusetts Development Finance Agency,
                             5.0%, Boston University-Series X, 10/1/48                           4,781,920
  10,000,000                 Massachusetts Development Finance Agency,
                             5.25%, 4/1/37                                                      11,732,700
   5,000,000                 Massachusetts Development Finance Agency,
                             5.5%, 7/1/44                                                        5,756,750
   1,275,000                 Massachusetts Development Finance Agency,
                             Adventcare Project-Series A, 6.25%, 10/15/17                        1,331,024
   1,000,000                 Massachusetts Development Finance Agency,
                             Babson College, 5.0%, 10/1/21                                       1,184,730
   1,000,000                 Massachusetts Development Finance Agency,
                             Babson College, 5.0%, 10/1/22                                       1,176,000
   1,000,000                 Massachusetts Development Finance Agency,
                             Berkshire Health System-Series G, 5.0%, 10/1/30                     1,140,280
   1,980,000                 Massachusetts Development Finance Agency,
                             Broad Institute -Series A, 5.375%, 4/1/41                           2,325,431
    500,000                  Massachusetts Development Finance Agency,
                             Evergreen Center, Inc., 5.5%, 1/1/35                                  500,740
   1,000,000                 Massachusetts Development Finance Agency,
                             Foxborough Regional Charter School-A, 7.0%, 7/1/42                  1,149,810
   4,000,000                 Massachusetts Development Finance Agency,
                             Lowell General Hospital-Series G, 5.0%, 7/1/44                      4,531,600
     400,000                 Massachusetts Development Finance Agency,
                             Milford Regional Medical Center-Series F,
                             5.625%, 7/15/36                                                       474,284
     500,000                 Massachusetts Development Finance Agency,
                             Milford Regional Medical Center-Series F,
                             5.75%, 7/15/43                                                        598,965
   2,000,000                 Massachusetts Development Finance Agency,
                             Northeastern University, 4.0%, 10/1/35                              2,209,180
     450,000                 Massachusetts Development Finance Agency,
                             Northeastern University-Series A, 5.0%, 3/1/39                        546,962
   2,700,000                 Massachusetts Development Finance Agency,
                             Partners Healthcare Systems, 4.0%, 7/1/45                           3,003,966
   9,930,000                 Massachusetts Development Finance Agency,
                             Partners Healthcare Systems, 5.0%, 7/1/31                          12,363,942
   1,000,000                 Massachusetts Development Finance Agency,
                             Tufts Medical Center-Series I, 6.75%, 1/1/36                        1,204,520
   1,000,000                 Massachusetts Development Finance Agency,
                             Tufts University, 4.0%, 8/15/38                                     1,110,480
   1,000,000                 Massachusetts Development Finance Agency,
                             UMass Memorial-Series H, 5.125%, 7/1/26                             1,153,230
   6,185,000                 Massachusetts Development Finance Agency,
                             WGBH Educational Foundation -Series A, 5.75%,
                             1/1/42 (AMBAC Insured)                                              8,597,707

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Massachusetts -- (continued)
   1,680,000                 Massachusetts Development Finance Agency,
                             Wheelock College-Series C, 5.25%, 10/1/29                   $       1,760,926
   3,320,000                 Massachusetts Development Finance Agency,
                             Wheelock College-Series C, 5.25%, 10/1/37                           3,475,243
   1,585,000                 Massachusetts Development Finance Agency,
                             Whitehead Inst Biomedical Research, 5.0%, 6/1/25                    1,873,121
   4,200,000                 Massachusetts Development Finance Agency,
                             Williams College-Series P, 5.0%, 7/1/43                             5,092,878
   2,500,000                 Massachusetts Development Finance Agency,
                             Worcester Polytechnic Institute, 4.0%, 9/1/49                       2,692,325
   1,250,000                 Massachusetts Development Finance Agency,
                             Worcester Polytechnic Institute, 5.0%, 9/1/50                       1,455,550
   3,220,000                 Massachusetts Health & Educational Facilities
                             Authority, Boston Medical Center, 5.25%, 7/1/38                     3,397,744
     395,000                 Massachusetts Health & Educational Facilities
                             Authority, Boston Medical Center, 5.25%, 7/1/38
                             (Pre-Refunded)                                                       430,846
   3,900,000          0.38   Massachusetts Health & Educational Facilities
                             Authority, Floating Rate Note, 10/1/49                              3,900,000
   5,000,000          0.30   Massachusetts Health & Educational Facilities
                             Authority, Floating Rate Note, 11/1/49                              5,000,000
   3,400,000                 Massachusetts Health & Educational Facilities
                             Authority, Harvard University-Series A,
                             5.5%, 11/15/36                                                      3,779,984
   2,335,000                 Massachusetts Health & Educational Facilities
                             Authority, Mass Eye & Ear Infirmary - Series C,
                             5.375%, 7/1/35                                                      2,640,535
  16,950,000                 Massachusetts Health & Educational Facilities
                             Authority, Massachusetts Institute of
                             Technology -Series K, 5.5%, 7/1/32                                 25,231,938
   1,000,000                 Massachusetts Health & Educational Facilities
                             Authority, Massachusetts Institute of
                             Technology -Series O, 5.5%, 7/1/36
                             (Pre-Refunded)                                                      1,096,980
   2,000,000                 Massachusetts Health & Educational Facilities
                             Authority, Northeastern University-Series T-2,
                             4.125%, 10/1/37                                                     2,186,380
   1,000,000                 Massachusetts Port Authority, 5.0%, 7/1/32                          1,203,400
   1,000,000                 Massachusetts Port Authority, 5.0%, 7/1/33                          1,203,400
   7,000,000                 Massachusetts School Building Authority,
                             5.0%, 8/15/29                                                       8,551,200
   3,975,000                 Massachusetts State College Building Authority,
                             5.0%, 5/1/28 (ST INTERCEPT Insured)                                 4,829,704
   2,420,000                 Massachusetts Water Resources Authority,
                             5.25%, 8/1/36 (AGM Insured)                                         3,523,786
   5,000,000                 Town of Braintree Massachusetts, 5.0%, 5/15/25 (f)                  6,512,550
   2,000,000                 Town of Chatham Massachusetts, 3.5%, 6/15/37 (f)                    2,121,360
   2,000,000                 Town of Framingham Massachusetts,
                             2.0%, 12/9/16 (f)                                                   2,013,260

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 21

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Massachusetts -- (continued)
   1,875,000                 Town of Lexington Massachusetts, 4.0%, 2/15/21 (f)          $       2,138,400
   1,535,000                 Town of Plymouth Massachusetts, 3.375%, 5/1/32 (f)                  1,677,801
   1,265,000                 Town of Plymouth Massachusetts, 3.5%, 5/1/35 (f)                    1,376,219
   1,590,000                 Town of Reading Massachusetts, 3.0%, 4/15/20 (f)                    1,720,968
   1,385,000                 Town of Reading Massachusetts, 3.0%, 4/15/22 (f)                    1,536,948
   1,625,000                 Town of Reading Massachusetts, 3.0%, 4/15/23 (f)                    1,829,262
   1,000,000                 Town of Wellesley Massachusetts, 4.0%, 6/1/41 (f)                   1,140,700
   4,000,000                 Town of Wellesley Massachusetts, 4.0%, 6/1/45 (f)                   4,535,120
   4,500,000                 Town of Wilmington Massachusetts, 4.0%, 3/15/37 (f)                 4,906,935
   2,500,000                 University of Massachusetts Building Authority,
                             5.0%, 11/1/39                                                       2,997,375
   4,160,000                 Woods Hole Marthas Vineyard & Nantucket
                             Steamship Authority, 4.0%, 3/1/28 (ST GTD Insured)                  4,886,669
                                                                                         -----------------
                                                                                         $     214,519,754
----------------------------------------------------------------------------------------------------------
                             Michigan -- 0.2%
   3,050,000                 Michigan Public Educational Facilities Authority,
                             Ltd Oblig-David Ellis-West Project, 5.875%, 6/1/37          $       3,070,130
----------------------------------------------------------------------------------------------------------
                             Minnesota -- 0.5%
     600,000                 University of Minnesota, 4.0%, 1/1/20                       $         666,630
   1,000,000                 University of Minnesota, 4.0%, 1/1/29                               1,167,500
     860,000                 University of Minnesota, 4.0%, 1/1/30                                 999,432
   2,875,000                 University of Minnesota, 5.0%, 4/1/33                               3,685,578
                                                                                         -----------------
                                                                                         $       6,519,140
----------------------------------------------------------------------------------------------------------
                             Mississippi -- 0.8%
   2,750,000                 County of Warren Mississippi, International Paper
                             Co-Series A, 5.8%, 5/1/34                                   $       3,208,178
   5,000,000          0.44   Mississippi Business Finance Corp., Floating
                             Rate Note, 12/1/30                                                  5,000,000
   1,715,000                 Mississippi Home Corp., 9/15/16
                             (Pre-Refunded) (c)                                                  1,713,079
                                                                                         -----------------
                                                                                         $       9,921,257
----------------------------------------------------------------------------------------------------------
                             Missouri -- 1.3%
   2,500,000                 Health & Educational Facilities Authority of the
                             State of Missouri, CoxHealth Hospital, Series A,
                             5.0%, 11/15/35                                              $       3,000,875
   4,000,000                 Health & Educational Facilities Authority of the
                             State of Missouri, Mercy Health-Series F,
                             4.0%, 11/15/45                                                      4,371,640
   2,000,000                 Missouri Development Finance Board, City of
                             Independence - Annual Appropriation Sewer
                             System, 5.25%, 11/1/42                                              2,337,280
      75,000                 Missouri State Environmental Improvement &
                             Energy Resources Authority, Unrefunded Bal-St
                             Revolving, 5.125%, 1/1/20                                              75,308
   5,500,000                 University of Missouri, 5.0%, 11/1/25                               7,142,135
                                                                                         -----------------
                                                                                         $      16,927,238
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             New Hampshire -- 1.5%
   7,850,000                 New Hampshire Health and Education Facilities
                             Authority Act, 6.5%, 1/1/41                                 $       9,304,370
   5,000,000                 New Hampshire Health and Education Facilities
                             Authority Act, Southern NH Medical Center-
                             Series A, 5.0%, 10/1/32                                             5,248,950
   3,750,000                 New Hampshire Health and Education Facilities
                             Authority Act, Southern NH Medical Center-
                             Series A, 5.0%, 10/1/37                                             3,931,388
                                                                                         -----------------
                                                                                         $      18,484,708
----------------------------------------------------------------------------------------------------------
                             New Jersey -- 1.4%
   5,000,000                 New Jersey Educational Facilities Authority,
                             5.0%, 7/1/27                                                $       6,655,550
   3,000,000                 New Jersey Educational Facilities Authority,
                             Princeton University-Series B, 5.0%, 7/1/39                         3,495,600
   5,115,000                 New Jersey Health Care Facilities Financing
                             Authority, Trinitas Hospital Oblig Grp-Series A,
                             5.25%, 7/1/30                                                       5,331,364
   2,000,000                 New Jersey Transportation Trust Fund Authority,
                             Transportation System-Series A, 5.5%, 6/15/41
                             (ST APPROP Insured)                                                 2,235,580
                                                                                         -----------------
                                                                                         $      17,718,094
----------------------------------------------------------------------------------------------------------
                             New York -- 2.5%
   2,500,000                 Albany Industrial Development Agency, St Peters
                             Hospital Project-Series A, 5.25%, 11/15/32                  $       2,662,225
  10,000,000                 New York Counties Tobacco Trust V, 6/1/38 (c)                       2,702,000
   3,250,000                 New York State Dormitory Authority, 5.0%, 10/1/45                   4,991,382
   5,015,000                 New York State Dormitory Authority, 5.0%, 3/15/31                   6,293,825
   5,030,000                 New York State Dormitory Authority, Columbia
                             University, 5.0%, 10/1/41                                           5,917,393
   5,515,000                 New York State Dormitory Authority, Insured-FIT
                             Student Housing Corp., 5.25%, 7/1/24
                             (NATL Insured)                                                      6,635,483
   1,500,000                 Port Authority of New York & New Jersey,
                             Consolidated Ninety-Third Series, 6.125%, 6/1/94                    1,970,355
                                                                                         -----------------
                                                                                         $      31,172,663
----------------------------------------------------------------------------------------------------------
                             North Carolina -- 3.3%
   3,000,000                 City of Charlotte North Carolina Storm Water
                             Revenue, 4.0%, 12/1/43                                      $       3,405,510
   4,800,000                 City of Fayetteville North Carolina Public Works
                             Commission Revenue, 3.0%, 3/1/33                                    5,059,872
   2,000,000                 City of Raleigh North Carolina, 5.0%, 9/1/20 (f)                    2,344,620
   6,565,000                 City of Raleigh North Carolina, 5.0%, 9/1/28 (f)                    9,053,332
   5,400,000                 North Carolina Municipal Power Agency No 1,
                             5.0%, 1/1/28                                                        6,913,998
   2,500,000                 State of North Carolina, 5.0%, 6/1/27 (f)                           3,320,175
   5,000,000                 State of North Carolina, 5.0%, 6/1/28 (f)                           6,609,100

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 23

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             North Carolina -- (continued)
   5,000,000          0.37   The Charlotte-Mecklenburg Hospital Authority,
                             Floating Rate Note, 1/15/26                                 $       5,000,000
                                                                                         -----------------
                                                                                         $      41,706,607
----------------------------------------------------------------------------------------------------------
                             North Dakota -- 0.4%
   5,000,000                 County of McLean North Dakota, Great River
                             Energy-Series B, 5.15%, 7/1/40                              $       5,481,350
----------------------------------------------------------------------------------------------------------
                             Ohio -- 3.4%
  10,000,000                 Buckeye Tobacco Settlement Financing Authority,
                             5.75%, 6/1/34                                               $       9,813,200
   7,000,000                 Buckeye Tobacco Settlement Financing Authority,
                             6.5%, 6/1/47                                                        7,180,600
   1,500,000                 County of Cuyahoga Ohio, Eliza Jennings Sr
                             Care-Series A, 6.0%, 5/15/37                                        1,525,980
   1,500,000                 County of Cuyahoga Ohio, Eliza Jennings Sr
                             Care-Series A, 6.0%, 5/15/42                                        1,525,200
     800,000                 County of Lake Ohio, 6.0%, 8/15/43                                    880,672
   4,200,000                 County of Lake Ohio, 6.0%, 8/15/43 (Pre-Refunded)                   4,675,566
  10,000,000                 JobsOhio Beverage System, 5.0%, 1/1/38                             11,814,100
   5,000,000                 State of Ohio, Common Schools, Series B,
                             5.0%, 6/15/29 (f)                                                   6,067,250
                                                                                         -----------------
                                                                                         $      43,482,568
----------------------------------------------------------------------------------------------------------
                             Oklahoma -- 0.4%
   4,240,000                 McGee Creek Authority, 6.0%, 1/1/23
                             (NATL Insured)                                              $       4,804,386
----------------------------------------------------------------------------------------------------------
                             Oregon -- 0.7%
   3,000,000                 Deschutes & Jefferson Counties School District
                             No 2J Redmond Oregon, 3.0%, 6/15/32
                             (SCH BD GTY Insured) (f)                                    $       3,169,950
   2,000,000                 Multnomah County School District No 40,
                             6/15/30 (SCH BD GTY Insured) (c) (f)                                1,404,180
   2,000,000                 Multnomah County School District No 40,
                             6/15/31 (SCH BD GTY Insured) (c) (f)                                1,362,600
   1,715,000                 Multnomah County School District No 40,
                             6/15/32 (SCH BD GTY Insured) (c) (f)                                1,132,037
   1,500,000                 Oregon Health & Science University, 5.0%, 7/1/28                    1,942,380
                                                                                         -----------------
                                                                                         $       9,011,147
----------------------------------------------------------------------------------------------------------
                             Pennsylvania -- 3.5%
      50,000                 Allentown Area Hospital Authority, Sacred Heart
                             Hospital, 6.0%, 11/15/16 (Pre-Refunded)                     $          51,026
   7,750,000          3.50   Beaver County Industrial Development Authority,
                             FirstEnergy Nuclear-Series B, Floating Rate
                             Note, 12/1/35                                                       7,895,002
   4,095,000                 Dauphin County General Authority, 5.0%, 6/1/42                      4,713,345
   3,725,000                 Delaware County Industrial Development
                             Authority Pennsylvania, 5.125%, 6/1/46                              3,746,382

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Pennsylvania -- (continued)
   1,000,000                 Montgomery County Industrial Development
                             Authority Pennsylvania, Foulkeways At Gwynedd
                             Project-Series A, 5.0%, 12/1/24                             $       1,000,880
   1,000,000                 Montgomery County Industrial Development
                             Authority Pennsylvania, Foulkeways At Gwynedd
                             Project-Series A, 5.0%, 12/1/30                                     1,000,880
   1,000,000                 Pennsylvania Higher Educational Facilities
                             Authority, Edinboro University Foundation,
                             6.0%, 7/1/43                                                        1,099,290
  11,500,000          1.07   Pennsylvania Higher Educational Facilities
                             Authority, Foundation Indiana University PA-Series A,
                             Floating Rate Note, 7/1/39 (XLCA Insured)                           9,139,395
   4,750,000                 Pennsylvania Higher Educational Facilities
                             Authority, Thomas Jefferson University, 5.0%, 9/1/39                5,666,180
   1,000,000                 Pennsylvania Higher Educational Facilities
                             Authority, University Pptys., Inc., East Stroudsburg,
                             5.0%, 7/1/42                                                        1,065,190
   5,000,000                 Pennsylvania Turnpike Commission, 5.3%, 12/1/41                     5,582,750
   2,500,000                 Philadelphia Authority for Industrial Development,
                             Children's Hospital Philadelphia Project Series A,
                             5.0%, 7/1/42                                                        3,035,600
                                                                                         -----------------
                                                                                         $      43,995,920
----------------------------------------------------------------------------------------------------------
                             Puerto Rico -- 0.4%
   7,000,000                 Commonwealth of Puerto Rico, 8.0%, 7/1/35 (d) (f)           $       4,672,640
----------------------------------------------------------------------------------------------------------
                             Rhode Island -- 0.8%
 100,000,000                 Tobacco Settlement Financing Corp. Rhode
                             Island, 6/1/52 (c)                                          $      10,071,000
----------------------------------------------------------------------------------------------------------
                             South Carolina -- 1.3%
   5,000,000                 County of Florence South Carolina, 4.0%, 6/1/20
                             (ST AID WITHHLDG Insured) (f)                               $       5,600,000
   1,000,000                 SCAGO Educational Facilities Corp for Pickens
                             School District, 3.25%, 12/1/28                                     1,073,110
   8,265,000                 South Carolina State Public Service Authority,
                             Santee Cooper-Series D, 5.0%, 12/1/43                               9,508,056
     500,000                 State of South Carolina, 5.0%, 4/1/20 (f)                             578,585
                                                                                         -----------------
                                                                                         $      16,759,751
----------------------------------------------------------------------------------------------------------
                             South Dakota -- 0.0%+
      65,000                 South Dakota Conservancy District, St Revolving
                             Fd-Series A, 5.625%, 8/1/17 (Pre-Refunded)                  $          65,295
----------------------------------------------------------------------------------------------------------
                             Texas -- 13.0%
   7,100,000                 Central Texas Regional Mobility Authority, 1/1/25 (c)       $       5,461,320
   3,550,000                 Central Texas Regional Mobility Authority, 1/1/26 (c)               2,645,212
   3,000,000                 Central Texas Regional Mobility Authority, 1/1/27 (c)               2,147,160
   2,500,000                 Central Texas Regional Mobility Authority,
                             6.75%, 1/1/41                                                       3,074,325
   5,000,000                 City of Pearland Texas, 4.0%, 3/1/29 (f)                            5,580,550

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 25

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Texas -- (continued)
  11,900,000                 Dallas Area Rapid Transit, 5.0%, 12/1/33                    $      14,830,970
   8,285,000                 Dallas Area Rapid Transit, 5.25%, 12/1/29
                             (AMBAC Insured)                                                    11,350,201
  10,000,000                 Dallas County Utility & Reclamation District,
                             5.375%, 2/15/29 (AMBAC Insured) (f)                                10,229,800
   5,080,000                 Eagle Mountain & Saginaw Independent School
                             District, 3.0%, 8/15/29 (PSF-GTD Insured) (f)                       5,383,733
   5,000,000                 Grapevine-Colleyville Independent School District,
                             5.0%, 8/15/27 (PSF-GTD Insured) (f)                                 6,393,450
   1,000,000                 Harris County Cultural Education Facilities Finance
                             Corp., YMCA Gtr Houston Area-Series, 5.0%, 6/1/28                   1,148,680
     500,000                 Harris County Cultural Education Facilities Finance
                             Corp., YMCA Gtr Houston Area-Series, 5.0%, 6/1/33                     564,055
   8,350,000          0.38   Harris County Health Facilities Development Corp.,
                             Floating Rate Note, 12/1/41                                         8,350,000
   2,750,000                 Houston Higher Education Finance Corp., Rice
                             University Project-Series A, 5.0%, 5/15/35                          3,160,465
  10,000,000          0.35   Lower Neches Valley Authority Industrial Development
                             Corp., Floating Rate Note, 11/1/38                                 10,000,000
   5,000,000                 Lubbock-Cooper Independent School District,
                             4.0%, 2/15/49 (PSF-GTD Insured) (f)                                 5,598,600
   2,000,000                 New Hope Cultural Education Facilities Finance
                             Corp., 4.75%, 7/1/51                                                2,181,020
   4,000,000                 North Texas Tollway Authority, 5.0%, 1/1/30                         4,941,040
   5,000,000                 North Texas Tollway Authority, 5.0%, 1/1/35                         6,032,950
   2,000,000                 North Texas Tollway Authority, 5.0%, 1/1/38                         2,315,700
   7,525,000                 State of Texas, 5.0%, 4/1/29 (f)                                    9,405,121
   4,000,000                 Tarrant County Housing Finance Corp., 9/15/16
                             (Pre-Refunded) (NATL Insured) (c)                                   3,995,280
   4,000,000                 Texas Municipal Gas Acquisition & Supply Corp. III,
                             5.0%, 12/15/31                                                      4,569,880
  10,410,000                 Texas Private Activity Bond Surface Transportation
                             Corp., Sr Lien-LBJ Infrastructure, 7.0%, 6/30/40                   12,530,413
   2,755,000                 Texas State Public Finance Authority Charter School
                             Finance Corp., Ed-Cosmos Foundation Inc-Series A,
                             6.2%, 2/15/40                                                       3,277,045
   4,500,000                 Texas Transportation Commission State Highway
                             Fund, 5.0%, 4/1/23                                                  5,601,870
   6,100,000                 The University of Texas System, 5.0%, 8/15/20                       7,119,981
   5,000,000                 The University of Texas System, 5.0%, 8/15/24                       6,426,550
                                                                                         -----------------
                                                                                         $     164,315,371
----------------------------------------------------------------------------------------------------------
                             Utah -- 0.5%
     410,000                 Utah State Charter School Finance Authority, North
                             Davis Preparatory, 5.75%, 7/15/20                           $         442,074
   4,835,000                 Utah Transit Authority, 5.0%, 6/15/31                               6,141,804
                                                                                         -----------------
                                                                                         $       6,583,878
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             Vermont -- 0.4%
   4,285,000                 University of Vermont & State Agricultural College,
                             4.0%, 10/1/32                                               $       4,904,740
----------------------------------------------------------------------------------------------------------
                             Virginia -- 5.8%
  10,450,000                 County of Fairfax Virginia, 4.0%, 10/1/34 (ST AID
                             WITHHLDG Insured) (f)                                       $      12,084,066
  16,990,000                 Tobacco Settlement Financing Corp. Virginia,
                             5.0%, 6/1/47                                                       16,479,620
  12,000,000                 University of Virginia, 4.0%, 4/1/45                               13,772,640
   4,000,000                 University of Virginia, 5.0%, 6/1/37                                4,878,640
   5,000,000                 University of Virginia, 5.0%, 6/1/43                                6,076,400
   5,000,000                 Upper Occoquan Sewage Authority, 4.0%, 7/1/41                       5,709,500
   5,000,000                 Virginia Public School Authority, 4.0%, 8/1/25 (ST
                             AID WITHHLDG Insured)                                               5,982,500
   7,500,000                 Washington County Industrial Development
                             Authority Virginia, Mountain States Health Alliance-
                             Series C, 7.75%, 7/1/38                                             8,591,250
                                                                                         -----------------
                                                                                         $      73,574,616
----------------------------------------------------------------------------------------------------------
                             Washington -- 5.8%
  10,000,000                 FYI Properties, Washington St District Project,
                             5.5%, 6/1/39                                                $      11,204,900
  10,000,000                 King County Housing Authority, Birch Creek Apts
                             Project, 5.5%, 5/1/38                                              10,864,400
   3,000,000                 King County Public Hospital District No. 1,
                             5.25%, 12/1/37 (f)                                                  3,220,890
   3,000,000                 King County School District No 411 Issaquah,
                             4.5%, 12/1/30 (SCH BD GTY Insured) (f)                              3,573,360
   1,500,000                 Public Utility District No. 1 of Franklin County,
                             5.0%, 9/1/38                                                        1,769,490
  10,390,000                 State of Washington, 5.0%, 7/1/30 (f)                              13,019,086
   5,000,000                 State of Washington, 5.0%, 8/1/36 (f)                               6,093,350
   6,685,000                 University of Washington, 5.0%, 6/1/28                              8,536,344
   5,600,000                 University of Washington, 5.0%, 6/1/37
                             (Pre-Refunded) (AMBAC Insured)                                      5,827,752
   5,000,000                 Washington Health Care Facilities Authority,
                             Providence Health -- Series C, 5.25%, 10/1/33
                             (AGM Insured)                                                       5,446,850
   2,400,000                 Washington Health Care Facilities Authority, VA
                             Mason Medical-Series A, 6.125%, 8/15/37                             2,534,424
     620,000                 Washington State Housing Finance Commission,
                             Skyline At First Hill Project-Series A, 5.25%, 1/1/17                 624,558
                                                                                         -----------------
                                                                                         $      72,715,404
----------------------------------------------------------------------------------------------------------
                             Wisconsin -- 0.3%
   3,000,000                 Wisconsin Health & Educational Facilities Authority,
                             Ministry Health Care, Inc. - Series B
                             5.125%, 8/15/35                                             $       3,516,780
----------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $1,134,419,800)                                       $   1,236,995,345
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 27

----------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 0.5%
                             Commercial Paper -- 0.5%
   6,461,000                 John Hopkins University, Commercial Paper,
                             0.42%, 5/2/16                                               $       6,461,000
----------------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $6,461,000)                                           $       6,461,000
----------------------------------------------------------------------------------------------------------
                             Claim -- 0.0%+
                             COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                             Research & Consulting Services -- 0.0%+
         200                 CMS Liquidating Trust*                                      $         559,990
                                                                                         -----------------
                             Total Commercial Services & Supplies                        $         559,990
----------------------------------------------------------------------------------------------------------
                             TOTAL Claim
                             (Cost $640,000)                                             $         559,990
----------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 98.8%
                             (Cost $1,144,660,550) (a)                                   $   1,247,156,194
----------------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 1.2%                          $      15,172,028
----------------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                                  $   1,262,328,222
==========================================================================================================

                  Amount rounds to less than 0.1%.

*                 Non-income producing security.

(Pre-Refunded)    Pre-Refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(a) At June 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,144,030,846 was as follows:

                  Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                            $104,225,285

                  Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                              (1,099,937)
                                                                                         ------------
                  Net unrealized appreciation                                            $103,125,348
                                                                                         ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)               Security is in default and is non-income producing.

(e)               Consists of Revenue Bonds unless otherwise indicated.

(f)               Represents a General Obligation Bond.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2016 were as follows:

--------------------------------------------------------------------------------
                                          Purchases               Sales
--------------------------------------------------------------------------------
      Long-Term U.S. Government           $         --            $           --
      Other Long-Term Securities           241,137,701                70,446,982

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

Various inputs are used in determining the value of the Portfolios's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2016, in valuing the Portfolio's investments:

--------------------------------------------------------------------------------------------
                               Level 1      Level 2              Level 3     Total
--------------------------------------------------------------------------------------------
U.S. Government and
   Agency Obligations          $  --        $     3,139,859      $  --       $     3,139,859
Municipal Bonds                   --          1,236,995,345         --         1,236,995,345
Commercial Paper                  --              6,461,000         --             6,461,000
Claim                             --                559,990         --               559,990
--------------------------------------------------------------------------------------------
Total                          $  --        $ 1,247,156,194      $  --       $ 1,247,156,194
============================================================================================

During the six months ended June 30, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 29

Statement of Assets and Liabilities | 6/30/16 (unaudited)

ASSETS:
  Investment in securities (cost $1,144,660,550)                 $1,247,156,194
  Cash                                                                5,738,263
  Receivables --
     Investment securities sold                                          90,000
     Fund shares sold                                                12,678,423
     Interest                                                        13,038,285
  Due from Pioneer Investment Management, Inc.                           31,732
  Other assets                                                           49,839
--------------------------------------------------------------------------------
        Total assets                                             $1,278,782,736
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                             $   12,788,558
     Fund shares repurchased                                          2,446,428
     Distributions                                                    1,006,113
  Due to affiliates                                                      45,649
  Accrued expenses                                                      167,766
--------------------------------------------------------------------------------
         Total liabilities                                       $   16,454,514
================================================================================
NET ASSETS:
  Paid-in capital                                                $1,203,054,084
  Undistributed net investment income                                 1,895,126
  Accumulated net realized loss on investments                      (45,116,632)
  Net unrealized appreciation on investments                        102,495,644
--------------------------------------------------------------------------------
        Total net assets                                         $1,262,328,222
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (Based on $749,525,186/49,431,429 shares)              $        15.16
  Class C (Based on $67,481,007/4,488,133 shares)                $        15.04
  Class Y (Based on $445,322,029/29,459,981 shares)              $        15.12
MAXIMUM OFFERING PRICE:
  Class A ($15.16 (divided by) 95.5%)                            $        15.88
================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

Statement of Operations

For the Six Months Ended 6/30/16

INVESTMENT INCOME:
  Interest                                                          $20,138,607
-------------------------------------------------------------------------------------------------
         Total investment income                                                     $20,138,607
=================================================================================================
EXPENSES:
  Management fees                                                   $ 2,518,171
  Transfer agent fees
     Class A                                                             98,164
     Class C                                                              7,733
     Class Y                                                            126,543
  Distribution fees
     Class A                                                            903,798
     Class C                                                            302,323
  Shareholder communication expense                                     162,152
  Administrative expense                                                196,080
  Custodian fees                                                          6,853
  Registration fees                                                      38,301
  Professional fees                                                      39,249
  Printing expense                                                        6,220
  Fees and expenses of nonaffiliated Trustees                            24,564
  Miscellaneous                                                          57,634
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 4,487,785
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                      $  (115,340)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                    $ 4,372,445
-------------------------------------------------------------------------------------------------
         Net investment income                                                       $15,766,162
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                            $   128,252
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)
     on investments                                                                  $44,878,338
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $45,006,590
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $60,772,752
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 31

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended              Year
                                                                6/30/16            Ended
                                                                (unaudited)        12/31/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   15,766,162     $   30,934,098
Net realized gain (loss) on investments and class actions              128,252          1,087,526
Change in net unrealized appreciation (depreciation)
  on investments                                                    44,878,338         10,693,964
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                       $   60,772,752     $   42,715,588
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.23 and $0.53 per share, respectively)         $  (11,029,854)    $  (25,534,747)
      Class C ($0.17 and $0.42 per share, respectively)               (690,586)        (1,463,905)
      Class Y ($0.24 and $0.57 per share, respectively)             (5,724,229)        (9,698,538)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $  (17,444,669)    $  (36,697,190)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  282,494,171     $  382,567,032
Reinvestment of distributions                                       11,559,662         25,155,007
Cost of shares repurchased                                        (116,199,566)      (216,944,808)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                $  177,854,267     $  190,777,231
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                $  221,182,350     $  196,795,629
NET ASSETS:
Beginning of period                                             $1,041,145,872     $  844,350,243
--------------------------------------------------------------------------------------------------
End of period                                                   $1,262,328,222     $1,041,145,872
==================================================================================================
Undistributed net investment income                             $    1,895,126     $    3,573,633
==================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

------------------------------------------------------------------------------------------------
                                 Six Months      Six Months
                                 Ended           Ended             Year           Year
                                 6/30/16         6/30/16           Ended          Ended
                                 Shares          Amount            12/31/15       12/31/15
                                 (unaudited)     (unaudited)       Shares         Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                       3,105,777      $ 46,002,304       4,720,633     $  68,378,870
Reinvestment of
   distributions                    587,746         8,723,045       1,375,171        19,866,929
Less shares repurchased          (2,851,814)      (42,258,467)     (5,746,525)      (82,804,796)
------------------------------------------------------------------------------------------------
      Net increase                  841,709      $ 12,466,882         349,279     $   5,441,003
================================================================================================
Class C
Shares sold                         933,342      $ 13,715,616         953,781     $  13,697,345
Reinvestment of
   distributions                     36,937           543,675          81,505         1,167,507
Less shares repurchased            (262,813)       (3,857,059)       (575,775)       (8,231,221)
------------------------------------------------------------------------------------------------
      Net increase                  707,466      $ 10,402,232         459,511     $   6,633,631
================================================================================================
Class Y
Shares sold                      15,052,278      $222,776,251      20,776,039     $ 300,490,817
Reinvestment of
   distributions                    154,861         2,292,942         286,196         4,120,571
Less shares repurchased          (4,758,133)      (70,084,040)     (8,795,144)     (125,908,791)
------------------------------------------------------------------------------------------------
      Net increase               10,449,006      $154,985,153      12,267,091     $ 178,702,597
================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 33

Financial Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year        Year         Year       Year         Year
                                                             6/30/16     Ended       Ended        Ended      Ended        Ended
                                                             (unaudited) 12/31/15    12/31/14     12/31/13   12/31/12     12/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  14.60    $  14.49    $  13.25     $  14.56   $  13.40     $  12.56
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.20(d) $   0.44(d) $   0.49     $   0.61   $   0.61     $   0.62
   Net realized and unrealized gain (loss) on investments        0.59        0.20        1.29        (1.37)      1.09         0.82
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.79    $   0.64    $   1.78     $  (0.76)  $   1.70     $   1.44
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.23)   $  (0.53)   $  (0.54)    $  (0.55)  $  (0.54)    $  (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.23)   $  (0.53)   $  (0.54)    $  (0.55)  $  (0.54)    $  (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.56    $   0.11    $   1.24     $  (1.31)  $   1.16     $   0.84
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  15.16    $  14.60    $  14.49     $  13.25   $  14.56     $  13.40
====================================================================================================================================
Total return*                                                    5.42%       4.51%      13.61%(b)    (5.33)%    12.87%(a)    11.73%
Ratio of net expenses to average net assets (c)                  0.81%**     0.82%       0.83%        0.82%      0.82%        0.82%
Ratio of net investment income (loss) to average net assets      2.74%**     3.08%       3.46%        4.16%      4.35%        4.77%
Portfolio turnover rate                                            13%**       21%         29%          15%        17%          14%
Net assets, end of period (in thousands)                     $749,525    $709,616    $699,229     $649,007   $824,216     $767,290
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.81%**     0.83%       0.85%        0.84%      0.83%        0.87%
   Net investment income (loss) to average net assets            2.74%**     3.07%       3.44%        4.14%      4.33%        4.72%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.64%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.53%.

(c)   Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year         Year       Year         Year
                                                             6/30/16      Ended       Ended        Ended      Ended        Ended
                                                             (unaudited)  12/31/15    12/31/14     12/31/13   12/31/12     12/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 14.48      $ 14.37     $ 13.14      $ 14.44    $ 13.29      $ 12.46
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.15(d)   $  0.33(d)  $  0.36      $  0.49    $  0.49      $  0.51
   Net realized and unrealized gain (loss) on investments       0.58         0.20        1.30        (1.35)      1.09         0.81
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.73      $  0.53     $  1.66      $ (0.86)   $  1.58      $  1.32
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.17)     $ (0.42)    $ (0.43)     $ (0.44)   $ (0.43)     $ (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.17)     $ (0.42)    $ (0.43)     $ (0.44)   $ (0.43)     $ (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.56      $  0.11     $  1.23      $ (1.30)   $  1.15      $  0.83
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.04      $ 14.48     $ 14.37      $ 13.14    $ 14.44      $ 13.29
====================================================================================================================================
Total return*                                                   5.06%        3.74%      12.75%(b)    (6.05)%    12.03%(a)    10.84%
Ratio of net expenses to average net assets (c)                 1.56%**      1.56%       1.60%        1.59%      1.58%        1.61%
Ratio of net investment income (loss) to average net assets     1.99%**      2.33%       2.69%        3.39%      3.58%        3.98%
Portfolio turnover rate                                           13%**        21%         29%          15%        17%          14%
Net assets, end of period (in thousands)                     $67,481      $54,752     $47,734      $37,291    $45,106      $37,834
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.87%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 12.67%.

(c)   Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 35

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year         Year       Year         Year
                                                             6/30/16      Ended        Ended        Ended      Ended        Ended
                                                             (unaudited)  12/31/15     12/31/14     12/31/13   12/31/12     12/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  14.56     $  14.44     $ 13.21      $ 14.52    $ 13.37      $ 12.53
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.22(d)  $   0.48(d)  $  0.46      $  0.68    $  0.63      $  0.67
   Net realized and unrealized gain (loss) on investments        0.58         0.21        1.35        (1.41)      1.10         0.80
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.80     $   0.69     $  1.81      $ (0.73)   $  1.73      $  1.47
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.24)    $  (0.57)    $ (0.58)     $ (0.58)   $ (0.58)     $ (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.24)    $  (0.57)    $ (0.58)     $ (0.58)   $ (0.58)     $ (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.56     $   0.12     $  1.23      $ (1.31)   $  1.15      $  0.84
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  15.12     $  14.56     $ 14.44      $ 13.21    $ 14.52      $ 13.37
====================================================================================================================================
Total return*                                                    5.56%        4.86%      13.86%(b)    (5.10)%    13.12%(a)    12.04%
Ratio of net expenses to average net assets (c)                  0.55%**      0.55%       0.56%        0.55%      0.55%        0.55%
Ratio of net investment income (loss) to average net assets      2.99%**      3.34%       3.70%        4.41%      4.60%        5.04%
Portfolio turnover rate                                            13%**        21%         29%          15%        17%          14%
Net assets, end of period (in thousands)                     $445,322     $276,778     $97,387      $57,739    $86,296      $65,896
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.62%**      0.64%       0.65%        0.67%      0.58%        0.57%
   Net investment income (loss) to average net assets            2.93%**      3.25%       3.61%        4.29%      4.57%        5.02%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 12.85%.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.78%.

(c)   Includes interest expense of 0.00% 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(d) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

Notes to Financial Statements | 6/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 37

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for Fixed-income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such Fund's net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At June 30, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

38 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

B.    Investment Income and Transactions

      Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended December 31, 2015 was as follows:

      --------------------------------------------------------------------------
                                                                            2015
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $   312,500
      Tax-exempt income                                               36,384,690
      --------------------------------------------------------------------------
           Total                                                     $36,697,190
      ==========================================================================

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 39

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2015:

      --------------------------------------------------------------------------
                                                                           2015
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed tax-exempt income                              $  2,943,929
      Capital loss carryforward                                     (45,244,884)
      Net unrealized appreciation                                    58,247,010
      --------------------------------------------------------------------------
           Total                                                   $ 15,946,055
      ==========================================================================

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $35,728 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2016.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

40 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

F.    Risks

      All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Massachusetts and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 41

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million of the Fund's average daily net assets; and 0.40% of the Fund's average daily net assets over $750 million. For the six months ended June 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.44% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended June 30, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2017 for Class A and Class Y shares. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,742 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended June 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 92,135
Class C                                                                    7,459
Class Y                                                                   62,558
--------------------------------------------------------------------------------
  Total                                                                 $162,152
================================================================================

42 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,907 in distribution fees payable to PFD at June 30, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 2016, CDSCs in the amount of $6,302 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2016, the Fund had no borrowings under the credit facility.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16 43

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                             Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                               Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                                Chief Legal Officer
Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

44 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19451-10-0816

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 26, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 26, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 26, 2016

* Print the name and title of each signing officer under his or her signature.